Operating costs	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Operating costs
3. Operating costs

Operating costs
Operating costs include cost of sales, brand and marketing investment, overheads and other items including gains and losses on business disposals, acquisition and disposal-related costs, restructuring costs, impairments and other items within operating profit recognised separately due to their nature and/or frequency.
(i) Cost of sales
Cost of sales includes the cost of inventories sold during the period and distribution costs. The cost of inventories are raw and packaging materials and related production costs. Distribution costs are charged to the income statement as incurred.
(ii) Brand and marketing investment
Brand and marketing investment include costs related to creating and maintaining brand equity and brand awareness. This includes media, advertising production, promotional materials and engagement with consumers. These costs are charged to the income statement as incurred.
(iii) Overheads
Overheads include staff costs associated with sales activities and central functions such as finance, human resources, and research and development costs. Research and development costs are staff costs, material costs, depreciation of property, plant and equipment, patent costs and other costs that are directly attributable to research and product development activities. These costs are charged to the income statement as incurred.
(iv) Restructuring costs
Restructuring costs are charges associated with transformational activities planned by management that significantly change either the scope of the business or the way it is conducted.
(v) Others
Others relates to those one-off costs that are classified separately due to their nature and/or frequency of occurrence.

	€ million	€ million	€ million
	2023	2022	2021
Turnover	59,604	60,073	52,444
Cost of sales	(34,429)	(35,906)	(30,259)
of which:
Distribution costs	(3,549)	(3,787)	(3,313)
Production costs	(3,969)	(3,995)	(3,678)
Raw and packaging materials and goods purchased for resale	(25,084)	(26,360)	(21,799)
Other	(1,827)	(1,764)	(1,469)
Gross profit	25,175	24,167	22,185
Selling and administrative expenses	(15,244)	(14,484)	(12,549)
of which:
Brand and marketing investment	(8,546)	(7,821)	(6,873)
Overheads	(6,698)	(6,663)	(5,676)
of which: Research and development(a)	(949)	(908)	(847)
Gain on disposal of group companies(b)	489	2,335	36
Acquisition and disposal-related costs(c)	(242)	(50)	(332)
Restructuring costs(d)	(499)	(777)	(632)
Impairments(e)	(1)	(221)	(17)
Other(f)	80	(215)	11
Operating profit	9,758	10,755	8,702
(a)From 2022, research and development costs include patent costs. 2023 include patent costs of €29 million (2022: €28 million). 2021 has not been restated. Patent cost in 2021 were €27 million.
(b)2023 includes a gain of €497 million related to the disposal of Suave business in North America. 2022 includes a gain of €2,303 million related to the disposal of the global tea business.
(c)2023 includes a charge of €104 million for the revaluation of the minority interest liability of Nutrafol, €43 million relating to the disposal of Elida Beauty and €10 million (2022: €42 million) relating to the disposal of the global tea business.
(d)Restructuring costs are comprised of strategic organisational change programmes (including Compass), and transformational technology and supply chain projects.
(e)2022 includes an impairment charge of €192 million relating to Dollar Shave Club.
(f)2023 includes €28 million net release after utilisation to the provision (2022: €89 million charge) relating to a product recall and market withdrawal by The Laundress, €107 million release (2022: €82 million charge) relating to legal provisions for ongoing competition investigations and €54 million charge (2022: €42 million charge) relating to our businesses in Russia and Ukraine.
Exchange losses within operating costs in 2023 are €(249) million (2022: €(225) million; 2021: nil).